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                                                                    EXHIBIT 10.9

                               LOCK-UP AGREEMENT


                                  May __, 1998


Cruttenden Roth Incorporated
Laidlaw Global Securities, Inc.
As the Representative of the Several Underwriters
c/o Cruttenden Roth Incorporated
18301 Von Karman, Suite 100
Irvine, CA 92715

Ladies and Gentlemen:

         The undersigned understands that you, as the Representative of the several underwriters (the "Underwriters"), propose to enter into an Underwriting Agreement with American Aircarriers Support, Inc., a Delaware corporation (the "Company"), providing for the public offering of 2,000,000 shares (excluding the 300,000 over-allotment shares) of Common Stock of the Company (the "Common Shares") pursuant to a Registration Statement on Form SB-2 (the "Registration Statement") to be filed by the Company with the Securities and Exchange Commission.

         In consideration of the agreement by the Underwriters to purchase, offer and sell the Common Shares pursuant to the public offering, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that he, she or it will not, directly or indirectly, for a period of three hundred sixty-five (365) days following the date of the Prospectus relating to the public offering of the Common Shares, sell, offer to sell, contract to sell, grant any option for the sale of, grant any security interest in, pledge, hypothecate, or otherwise sell or dispose of any of the Common Shares, or any options or warrants to purchase any of the Common Shares, or any securities convertible into or exchangeable for any of the Common Shares, or any economic or other interest in such securities or rights, owned directly by the undersigned or with respect to which the undersigned has the power of disposition, in any such case whether now owned or hereafter acquired, other than (i) pursuant to the Underwriting Agreement, (ii) as a bona fide gift or gifts, provided that the undersigned provides prior written notice of such gift or gifts to Cruttenden Roth Incorporated and the donee or donees thereof agree to be bound by the restrictions set forth herein or (iii) with the prior written consent of Cruttenden Roth Incorporated. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of any of the Common Shares held by the undersigned except in compliance with the foregoing restrictions. Cruttenden Roth Incorporated may in its sole discretion without notice, release all or any portion of the securities subject to this Lock-Up Agreement or any similar agreement executed by any other security holder, and if Cruttenden Roth Incorporated releases any securities of any other security holder, securities of the undersigned shall not be entitled to release from this Lock-Up Agreement.

         The undersigned understands that the Company and the Underwriters are undertaking the public offering of the Common Shares in reliance upon this Lock-Up Agreement.

                                        Very truly yours,


                                        By:
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                                        Name:
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                                        Date:
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